UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 9, 2007

PacificNet Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-24985	91-2118007
(Commission File Number)	(IRS Employer Identification No.)

c/o PacificNet Inc.
23/F, Tower A, TimeCourt, No.6 Shuguang Xili,
Chaoyang District, Beijing, China 100028

(Address of principal executive offices and zip code)

011-852-2876-2900

(Registrant's telephone number including area code)

601 New Bright Building, 11 Sheung Yuet Road,
Kowloon Bay, Kowloon, Hong Kong

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 9, 2007, the registrant received notification from Joseph Levinson that effective immediately, he resigned from his position as Chief Financial Officer of PacificNet and other positions with PacificNet’s subsidiaries. There were no disagreements between Mr. Levinson and the registrant on any matter relating to the registrant’s operations, policies or practices, which resulted in his resignation. PacificNet has commenced a search for an interim Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET, INC.

By:  /s/ Victor Tong
Name: Victor Tong
Title: President

Dated: February 15, 2007

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